UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

CHINA WI-MAX COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53268	61-1504884
(Commission File Number)	(I.R.S. Employer Identification No.)

1905 Sherman Street, Suite 335, Denver, Colorado 80203
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 303-993-8028 not applicable

(Former name, former address and former fiscal year,
if changed since last report)

Total number of pages in this document: 3

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02    ELECTION OF NEW DIRECTORS

Pursuant to Article II, Section 2 of the bylaws of the China Wi-Max Communications, Inc., on April 30, 2010, the board of directors has by resolution unanimously agreed to increase the number of directors from five seats to nine seats.  To fill these vacancies, the board of directors has on April 30, 2010 unanimously elected Richard Kranitz and Frank Ventura as directors of the Company.  The biographies of the new directors are as follows:

Richard A. Kranitz has served as a director of the company KRC since April 30, 2010.  Mr. Kranitz has been an attorney in private practice since 1970, emphasizing securities, banking and business law. From 1990 to the present, he has been an attorney in Kranitz & Philipp in Grafton, Wisconsin. Previously, following the death of a partner in 1976, he formed the Law Offices of Richard A. Kranitz. From 1982 to 1983, he was also a member of Fretty & Kranitz and from 1977 to 1978, he was also a member of Habush, Gillick, Habush, Davis, Murphy, Kraemer & Kranitz. He was a member of McKay, Martin & Kranitz from 1973 to 1976, and was employed by Reinhart, Boerner, Van Deuren, Norris & Reiselbach, P.C. from 1970 to 1973. Mr. Kranitz served as Law Clerk to the Honorable Myron L. Gordon in the U.S. District Court (E.D. Wisconsin) from 1969 to 1970. Mr. Kranitz has served on the board of directors of a number of unrelated companies. From 2001 to 2008, he was on the board of directors of Aerogrow International, Inc., which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934. From 1990 to 2008, he served on the board of directors of the Grafton State Bank, which for several years was a subsidiary of Merchants & Manufacturers Bancorporation, which had a class of securities registered under Section 12 of the Securities Exchange Act of 1934. Mr. Kranitz served as a member of its Audit Committee during its initial implementation of Sarbanes-Oxley compliance.  Mr. Kranitz is a member of Kranitz & Philipp, a law firm which represents the company in connection with securities matters.

Frank R. Ventura is the Chief Financial Officer of the Company. From 1966-1987, he spent worked for Sprint during the "Growth Thru Acquisitions" period when over 147 companies were merged into Sprint. As Vice President and Controller-Chief Accountant Officer, he was responsible for Acquisition Studies and Audits, Accounting System Development, SEC, Consolidation, and Tax. During various periods while at Sprint he was the executive in charge of Flight Operations, System Wide Purchasing, Management Information Systems, Real-estate, and Internal Audit. He was Executive Vice President Administration for two years. After leaving Sprint, Mr. Ventura served as Chief Financial Officer for 2000-2002 St. Andrews Telecommunications Inc. from 2000-2002, Gasmart USA, Inc. from 2003-2004, and Blue Star Communications, Inc. from 2004-2008.  Mr. Ventura also owns his own consulting firm, Ventura Solutions Inc., which has been in business from 1993-Present.  Mr. Ventura also served as Executive Vice President and General Manager of Scott Rice, a large Contract Furniture Dealer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA WI-MAX COMMUNICATIONS, INC. (Registrant)

Dated: May 5, 2010 /s/ Steven Berman ----------------------------------- Steven Berman, President